UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2006

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 26, 2006, The Shaw Group Inc. (the "Company") announced an overall refinement of its structure and organization, including changes to the title, duties and reporting responsibilities of certain executive officers as described therein.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as an Exhibit to this Current Report on Form 8-K.

99.1 Press Release dated September 26, 2006 – Shaw Refines Corporate Structure to Fully Leverage its Unique Vertically-Integrated Capabilities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

September 26, 2006	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 26, 2006 - Shaw Refines Corporate Structure to Fully Leverage its Unique Vertically-Integrated Capabilities.